Exhibit 99.1
UNITED HOMES GROUP, INC. REPORTS PRELIMINARY 2025 FIRST QUARTER UNIT STATISTICS
COLUMBIA, SC.—(BUSINESS WIRE)— April 7, 2025 — United Homes Group, Inc. (the “Company”) (NASDAQ: UHG) today announced preliminary operational unit statistics for the quarter ended March 31, 2025.
The following table provides a summary of the Company’s net new orders, home starts, and home closings:

	Three Months Ended March 31,
	2025	2024	% Change
Net new orders	296	384	(22.9)%
Starts	248	276	(10.1)%
Closings	252	311	(19.0)%
The following table provides a summary of the Company’s backlog, speculative home, and model home inventory:

	As of March 31, 2025				As of March 31, 2024
	Backlog[1]	Spec homes	Model homes	Total	Backlog[1]	Spec homes	Model homes	Total
Not yet started	20	—	—	20	10	—	—	10
Homes under construction	66	182	14	262	90	166	6	262
Finished homes	115	154	12	281	162	261	30	453
Total	201	336	26	563	262	427	36	725

	% Change Period-over-Period
	Backlog[1]	Spec homes	Model homes	Total
Not yet started	100.0%	NM2	NM2	100.0%
Homes under construction	(26.7)%	9.6%	133.3%	(3.1)%
Finished homes	(29.0)%	(41.0)%	(60.0)%	(36.4)%
Total	(23.3)%	(21.3)%	(27.8)%	(22.1)%
“The reduction in our net new orders was a result of unusual snow in all three of our South Carolina markets, including nearly six inches of snow in Myrtle Beach during the third week of January in addition to an industry-wide slow start to the spring selling season,” stated Interim Chief Executive Officer Jamie Pirrello. “Our January sales were unseasonably low. Sales improved in February and were much stronger in March. Sales have remained strong in the first days of April.”
“Traditionally for United Homes Group, sales early each quarter translate into closings at the end of the quarter,” continued Mr. Pirrello. “The soft sales in January and early February impacted our first-quarter closings.”
Jack Micenko, President of the Company, stated, “A developing theme around our product refresh initiative has been a higher percentage of pre-sales relative to historical levels. Higher pre-sales should translate into better margins as they do not require the same level of incentives while buyer customization is typically accompanied by more option purchases.” Mr. Micenko continued, “We continue to see higher gross margins in our refreshed product set, with backlog and closed gross margins of the refreshed product trending approximately 500 basis points higher than company backlog gross margin overall. We closed 23 of these plans during the first quarter and expect the number to significantly increase as a percentage of all closings over the next few quarters.”
1 Backlog inventory consists of homes that are under a sales contract but have not closed. Backlog may be impacted by customer cancellations.
2 NM - Not Meaningful

“The decline in finished specs year-over-year has been intentional and a result of two strategic initiatives,” shared the Company’s Chief Financial Officer Keith Feldman. “First, we are more actively managing the age of our finished inventory to maximize the tradeoff between cash flow and profitability. Another focus has been to ‘right size’ our spec inventory at the community level to better align with community level demand.”
About United Homes Group, Inc.
The Company is a publicly traded residential builder headquartered near Columbia, SC. The Company focuses on southeastern markets with active communities in South Carolina, North Carolina and Georgia.
The Company employs a land-light operating strategy with a focus on the design, construction and sale of entry-level, first, second and third move-up single-family houses. The Company principally builds detached single-family houses, and, to a lesser extent, attached single-family houses, including duplex houses and town houses. The Company seeks to operate its homebuilding business in high-growth markets, with substantial in-migrations and employment growth.
Under its land-light lot operating strategy, the Company controls its supply of finished building lots through lot option contracts with third parties, related parties, and land bank partners, which provide the Company with the right to purchase finished lots after they have been developed. This land-light operating strategy provides the Company with the ability to amass a pipeline of lots without the risks associated with acquiring and developing raw land.
As the Company reviews potential geographic markets into which it could expand its homebuilding business, it intends to focus on selecting markets with positive population and employment growth trends, favorable migration patterns, attractive housing affordability, low state and local income taxes, and desirable lifestyle and weather characteristics.
Forward-Looking Statements
Certain statements contained in this earnings release, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “continue,” or other similar words.
Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to, statements about our future financial performance, strategy, future operations, future operating results, plans and objectives of management. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation:
•disruption in the terms or availability of mortgage financing or an increase in the number of foreclosures in our markets;
•volatility and uncertainty in the credit markets and broader financial markets;
•a slowdown in the homebuilding industry or changes in population growth rates in our markets;
•shortages of, or increased prices for, labor, land or raw materials used in land development and housing construction, including due to changes in trade policies;
•increases in interest rates or inflationary pressures;
•our ability to execute our business model, including the success of our operations in new markets and our ability to expand into additional new markets;
•our ability to successfully integrate homebuilding operations that we acquire;
•our ability to realize the expected results of strategic initiatives;
•delays in land development or home construction resulting from natural disasters, adverse weather conditions or other events outside our control;

•changes in applicable laws or regulations;
•the outcome of any legal proceedings;
•our ability to continue to leverage our land-light operating strategy;
•the ability to maintain the listing of our securities on Nasdaq or any other exchange; and
•the possibility that we may be adversely affected by other economic, business or competitive factors.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this release, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
For further information regarding other risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, copies of which may be obtained from our website at https://ir.unitedhomesgroup.com/financials/sec-filings/default.aspx
Investor Relations Contact:
Drew Mackintosh
drew@mackintoshir.com
Mobile:  310-924-9036
Media Contact:
Erin Reeves-McGinnis
erinreevesmcginnis@unitedhomesgroup.com
Phone:  844-766-4663